UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2015

TESARO, Inc.

(Exact name of registrant as specified in its charter)

Delaware (state or other jurisdiction of incorporation)	001-35587 (Commission File Number)	27-2249687 (I.R.S. Employer Identification No.)

1000 Winter Street Suite 3300 Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (339) 970-0900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01              Regulation FD Disclosure.

This Form 8-K/A corrects the U.S. FDA PDUFA action date for oral rolapitant described in TESARO, Inc.’s press release issued today, January 12, 2015.  This press release incorrectly states that the PDUFA date is September 4, 2015.  The correct date is September 5, 2015.  A corrected press release is attached to this Form 8-K/A as Exhibit 99.1 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	TESARO, Inc. press release, dated January 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESARO, Inc.

By:	/s/ Timothy R. Pearson
Timothy R. Pearson
Executive Vice President and Chief Financial Officer

Dated:  January 12, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	TESARO, Inc. press release, dated January 12, 2015